Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patti S. Hart, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pinnacle Systems, Inc. on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pinnacle Systems, Inc.

Date: May 10, 2005	By:	/S/ PATTI S. HART
	Name:	Patti S. Hart
	Title:	President and Chief Executive Officer

I, Mary Dotz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Pinnacle Systems, Inc. on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Form 10-Q fairly presents in all material respects the financial condition and results of operations of Pinnacle Systems, Inc.

Date: May 10, 2005	By:	/S/ MARY DOTZ
	Name:	Mary Dotz
	Title:	Senior Vice President and Chief Financial Officer